SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-58774)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 74   [X]
and
REGISTRATION STATEMENT (No. 811-2741)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 74 [X]
Fidelity Court Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (            ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on (December 17, 1998) pursuant to paragraph (a)(1) of Rule 485. ( ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIDELITY COURT STREET TRUST:
SPARTAN MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET


 FORM N-1A

 ITEM NUMBER                               PROSPECTUS SECTION
 1 a 1-3.............................      Front Cover Page
   b 1-4.............................      Back Cover Page
 2 a, b .................................. Investment Summary;
                                           Investment Details
   c 1................................     Investment Summary; Investment Details
     2................................     Performance
 3  ..................................     Fee Table
 4 a ..................................    Investment Details
   b, c .................................. Investment Summary; Investment Details
 5  ..................................     *
 6 a 1................................     Front Cover Page; Fee Table; Fund Management
     2................................     Fund Management
     3...............................      *
   b .................................     *
 7 a ..................................    Valuing Shares; Buying and Selling Shares
   b ..................................    Buying and Selling Shares; Account Features and Policies
   c ..................................    Buying and Selling Shares; Exchanging Shares;
   ..................................      Account Features and Policies
   d ..................................    Dividends and Capital Gains Distributions
   e 1................................     Investment Summary; Investment Details; Tax
   ..................................      Consequences
     2................................     Tax Consequences
     3................................     *
   f ..................................    *
 8  ..................................     *
 9 a ..................................    **
   b ..................................    *

___________________
* Not Applicable
**To be filed by amendment

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
SPARTAN(registered trademark)
MUNICIPAL
FUNDS
SPARTAN
INTERMEDIATE MUNICIPAL INCOME
FUND
(fund number 036, trading symbol FLTMX)
SPARTAN
MUNICIPAL INCOME
FUND
(fund number 037, trading symbol FHIGX)
PROSPECTUS
FEBRUARY 27, 1999
(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY             4   INVESTMENT SUMMARY

                         4   PERFORMANCE

                         5   FEE TABLE

FUND BASICS              6   INVESTMENT DETAILS

                         7   VALUING SHARES

SHAREHOLDER INFORMATION  7   BUYING AND SELLING SHARES

                         11  EXCHANGING SHARES

                         11  ACCOUNT FEATURES AND POLICIES

                         13  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         14  TAX CONSEQUENCES

FUND SERVICES            14  FUND MANAGEMENT

                         15  FUND DISTRIBUTION

APPENDIX                 15  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE. Spartan Intermediate Municipal Income Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES. Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing normally in investment-grade municipal debt securities.
(small solid bullet) Investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects. (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-17 Year Municipal Bond Index.
(small solid bullet) Normally maintaining a dollar-weighted average maturity between three and ten years.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.
PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE. Spartan Municipal Income Fund seeks to provide a high current yield exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES. FMR's principal investment strategies include:
(small solid bullet) Investing normally in investment-grade municipal debt securities.
(small solid bullet) Investing so that at least 80% of the fund's income is exempt from federal income tax.
(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar type of projects. (small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Municipal Bond Index.
(small solid bullet) Allocating assets across different market sectors and maturities.
(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.
PRINCIPAL INVESTMENT RISKS. The fund is subject to the following principal investment risks:
(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.
(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the funds' performance from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Data for the market index for Spartan Intermediate Municipal Income is available only from June 30, 1993 to the present. Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS

SPARTAN INTERMEDIATE MUNICIPAL INCOME

CALENDAR YEARS                         1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                                       %     %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN INTERMEDIATE
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).

SPARTAN MUNICIPAL INCOME

CALENDAR YEARS            1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                          %     %     %     %     %     %     %     %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).
AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1998       PAST 1  PAST 5  PAST 10
                                              YEAR    YEARS   YEARS

SPARTAN INTERMEDIATE MUNICIPAL INCOME          %       %       %

LEHMAN BROS. 1-17 YEAR MUNI. BOND INDEX        %       %       %

LIPPER INTERMEDIATE MUNI. DEBT FUNDS AVERAGE   %       %       %

SPARTAN MUNI. INCOME                           %       %       %

LEHMAN BROS. MUNI. BOND INDEX                  %       %       %

LIPPER GENERAL MUNI. DEBT FUNDS AVERAGE        %       %       %

If FMR had not reimbursed certain fund expenses during these periods, each fund's total returns would have been lower.
The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities of one year or more.
The Lehman Brothers 1-17 Year Municipal Bond Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities between one and 17 years.
Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for each fund are higher than the expenses actually paid by the funds as the result of expense reimbursements and the payment or reduction of certain expenses during the period. SHAREHOLDER FEES (PAID BY THE INVESTOR)
SALES CHARGE (LOAD) ON PURCHASES                            NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS                 NONE

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

FUND OPERATING EXPENSES (PAID BY THE FUNDS)
SPARTAN INTERMEDIATE      MANAGEMENT FEE                          %
MUNICIPAL INCOME

                          DISTRIBUTION AND SERVICE (12B-1) FEE    NONE

                          OTHER EXPENSES                          %

                          TOTAL ANNUAL FUND OPERATING EXPENSES A  %

SPARTAN MUNICIPAL INCOME  MANAGEMENT FEE                          %

                          DISTRIBUTION AND SERVICE (12B-1) FEE    NONE

                          OTHER EXPENSES                          %

                          TOTAL ANNUAL FUND OPERATING EXPENSES A  %

A EFFECTIVE MARCH 20, 1998 AND AUGUST 20, 1998, FMR HAS VOLUNTARILY AGREED TO REIMBURSE EACH OF SPARTAN INTERMEDIATE MUNICIPAL INCOME AND SPARTAN MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES) AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED 0.53%. THESE ARRANGEMENTS WILL REMAIN IN EFFECT THROUGH DECEMBER 31, 1999 AND DECEMBER 31, 2000, RESPECTIVELY.
A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses, after reimbursement, would have been __% for Spartan Intermediate Municipal Income and __% for Spartan Municipal Income.
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN INTERMEDIATE MUNICIPAL INCOME  1 YEAR   $
                                       3 YEARS  $
                                       5 YEARS  $
                                       10 YEARS $

SPARTAN MUNICIPAL INCOME               1 YEAR   $
                                       3 YEARS  $
                                       5 YEARS  $
                                       10 YEARS $

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE:
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES:
FMR normally invests the fund's assets in investment-grade municipal debt securities.
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities.
FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and ten years. As of December 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately _____ and ____ years, respectively.
FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies and the credit quality of its issuer.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE:
SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES:
FMR normally invests the fund's assets in investment-grade municipal debt securities.
FMR normally invests the fund's assets so that at least 80% of the fund's income is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities.
FMR uses the Lehman Brothers Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of November 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately _____ and ____ years, respectively. FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies and the credit quality of its issuer.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES:
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-funded or escrowed bonds.
MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project of public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.
PRINCIPAL INVESTMENT RISKS:
Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types and maturities of the securities in which a fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with long maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with the applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund may distribute income subject to federal income tax.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
SPARTAN INTERMEDIATE MUNICIPAL INCOME seeks the highest level of income exempt from federal income tax that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment-grade obligations. The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
SPARTAN MUNICIPAL INCOME seeks to provide a high current yield exempt from federal income tax. The fund will normally invest so that at least 80% of its income is exempt from federal income tax.
VALUING SHARES
Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.
Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. In these circumstances, the security's valuation may differ from the generally expected valuation. SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers:
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information,
1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT $10,000
Through regular investment plans $
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
These minimums may be lower for purchases through a Fidelity GoalPlannerSM account in Spartan Intermediate Municipal Income.
There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program.
In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE                 TO OPEN AN ACCOUNT
1-800-544-7777        (bullet)Exchange from another Fidelity fund.
                      TO ADD TO AN ACCOUNT
                      (bullet)Exchange from another Fidelity fund.
                      (bullet)Use Fidelity Money Line(registered trademark) to transfer from your bank account.

INTERNET              TO OPEN AN ACCOUNT
WWW.FIDELITY.COM      (bullet)Complete and sign the application. Make
                      your check payable to the complete name of the
                      fund. Mail to the address under "Mail" below.
                      TO ADD TO AN ACCOUNT
                      (bullet)Exchange from another Fidelity fund.
                      (bullet)Use Fidelity Money Line to transfer from
                      your bank account.

MAIL                  TO OPEN AN ACCOUNT
FIDELITY INVESTMENTS  (bullet)Complete and sign the application. Make
P.O. BOX 770001       your check payable to the complete name of the
CINCINNATI, OH        fund. Mail to the address at left.
45277-0002            TO ADD TO AN ACCOUNT
                      (bullet)Make your check payable to the complete
                      name of the fund. Indicate your fund account
                      number on your check and mail to the address at
                      left.
                      (bullet)Exchange from another Fidelity fund.
                      Send a letter of instruction to the address at
                      left, including your name, the funds' names,
                      the fund account numbers, and the dollar amount
                      or number of shares to be exchanged.

IN PERSON             TO OPEN AN ACCOUNT
                      (bullet)Bring your application and check
                      to a Fidelity Investor Center. Call
                      1-800-544-9797 for the center nearest you.
                      TO ADD TO AN ACCOUNT
                      (bullet)Bring your check to a Fidelity Investor
                      Center. Call 1-800-544-9797 for the center
                      nearest you.

WIRE                  TO OPEN AN ACCOUNT
                      (bullet)Call 1-800-544-7777 to set up your account and to arrange a wire transaction.
                      (bullet)Wire within 24 hours to: Bankers Trust
                      Company, Bank Routing # 021001033, Account #
                      00163053.
                      (bullet)Specify the complete name of the fund and include your new fund account number and your name.
                      TO ADD TO AN ACCOUNT
                      (bullet)Wire to: Bankers Trust Company, Bank
                      Routing # 021001033, Account # 00163053.
                      (bullet)Specify the complete name of the fund and include your fund account number and your name.

AUTOMATICALLY         TO OPEN AN ACCOUNT
                      (bullet)Not available.
                      TO ADD TO AN ACCOUNT
                      (bullet)Use Fidelity Automatic Account Builder(registered trademark)
                      or Direct Deposit.
                      (bullet)Use Fidelity Automatic Exchange Service
                      to exchange from a Fidelity money market fund.


SELLING SHARES
The price to sell one share of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.



KEY INFORMATION

PHONE                 (bullet)Call the phone number at left to initiate a wire transaction or to request a check for your
1-800-544-7777        redemption.
                      (bullet)Use Fidelity Money Line to transfer to your bank account.
                      (bullet)Exchange to another Fidelity fund. Call the phone number at left.

INTERNET              (bullet)Exchange to another Fidelity fund.
WWW.FIDELITY.COM      (bullet)Use Fidelity Money Line to transfer to
                      your bank account.

MAIL                  INDIVIDUAL, JOINT TENANT, SOLE PROPRIETORSHIP, UGMA, UTMA
FIDELITY INVESTMENTS  (bullet)Send a letter of instruction to the address at left, including your name, the fund's name,
P.O. BOX 660602       your fund account number, and the dollar amount or number of shares to be sold. The letter of
DALLAS, TX            instruction must be signed by all persons required to sign for transactions, exactly as their names
75266-0602            appear on the account.
                      TRUST
                      (bullet)Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
                      BUSINESS OR ORGANIZATION
                      (bullet)Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
                      (bullet)Include a corporate resolution with corporate seal or a signature guarantee.
                      EXECUTOR, ADMINISTRATOR, CONSERVATOR, GUARDIAN
                      (bullet)Call 1-800-544-6666 for instructions.

IN PERSON             INDIVIDUAL, JOINT TENANT, SOLE PROPRIETORSHIP, UGMA, UTMA
                      (bullet)Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the
                      center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
                      TRUST
                      (bullet)Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the
                      center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee.
                      If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
                      BUSINESS OR ORGANIZATION
                      (bullet)Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the
                      center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
                      (bullet)Include a corporate resolution with corporate seal or a signature guarantee.
                      EXECUTOR, ADMINISTRATOR, CONSERVATOR, GUARDIAN
                      (bullet)Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

AUTOMATICALLY         (bullet)Use Personal Withdrawal Service to set
                      up periodic redemptions from your account.

CHECK                 (bullet)Write a check to sell shares from your account.


EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.



FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM                 FREQUENCY                   PROCEDURES
$500                    Monthly or quarterly        (bullet) To set up for a new account, complete the
                                                    appropriate section on the fund application.
                                                    (bullet) To set up for existing accounts, call
                                                    1-800-544-6666 or visit Fidelity's Web site for an application.
                                                    (bullet) To make changes, call 1-800-544-6666 at least
                                                    three business days prior to your next scheduled investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA

MINIMUM                 FREQUENCY                   PROCEDURES
$500                    Every pay period            (bullet) To set up for a new account, check the appropriate box on the fund application.
                                                    (bullet) To set up for an existing account, call
                                                    1-800-544-6666 or visit Fidelity's Web site for an authorization form.
                                                    (bullet) To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's Web site to obtain one.

A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE
CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM                  FREQUENCY                  PROCEDURES
$500                     Monthly, bimonthly,        (bullet) To set up, call 1-800-544-6666 after both accounts quarterly, or annually  are opened.
                                                    (bullet) To make changes, call 1-800-544-6666 at least
                                                    three business days prior to your next scheduled exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT TO YOU OR TO YOUR BANK ACCOUNT.


FREQUENCY                                           PROCEDURES
Monthly                                             (bullet) To set up, call 1-800-544-6666.
                                                    (bullet) To make changes, call Fidelity at 1-800-544-6666
                                                    at least three business days prior to your next scheduled
                                                    withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(Registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and (bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund and brokerage trading; and (bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and (bullet) To change your personal identification number (PIN). CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.
(bullet) To set up, complete the appropriate section on the application.
(bullet) All account owners must sign a signature card to receive a checkbook.
(bullet) You may write an unlimited number of checks.
(bullet) Minimum check amount: $500.
(bullet) Do not try to close out your account by check.
(bullet) To obtain more checks, call Fidelity at 1-800-544-6666.
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity if you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $5,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each fund normally declares dividends daily and pays them monthly. Spartan Intermediate Municipal Income normally pays capital gains distributions in February and December and Spartan Municipal Income normally pays capital gains distributions in January and December. EARNING DIVIDENDS
Shares begin to earn dividends on the first business day following the day of purchase.
Shares earn dividends until, but not including, the next business day following the day of redemption.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you.
TAXES ON DISTRIBUTIONS. Each fund seeks to earn income and pay dividends exempt from federal income tax.
Income exempt from federal income tax may be subject to state or local taxes. A portion of each fund's income, and the dividends you receive, may be subject to federal and state income taxes. Each fund's income may be subject to the federal alternative minimum tax. Each fund may also realize taxable income or gains on the sale of municipal bonds and may make taxable distributions.
For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31. TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is each fund's manager. As of __, [month] [day] [year], FMR had $__ billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM) in Merrimack, New Hampshire, will serve as sub-adviser and be primarily responsible for choosing investments for the funds. FIMM is an affiliate of FMR. As of [month][day][year], FIMM had $____ in discretionary assets under management.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
Norman Lind is Vice President and manager of Spartan Intermediate Municipal Income, which he has been managing since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
George Fischer is Vice President and manager of Spartan Municipal Income, which he has been managing since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
For the fiscal year ended December 31, 1998, Spartan Intermediate Municipal Income's annual management fee was __% of its average net assets. The fee for Spartan Intermediate Municipal Income is calculated by dividing an annual asset-based fee rate of 0.10% by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee. The income-based fee is 5% of the fund's gross income throughout the month.
After reimbursement, the total management fee for the fiscal year ended [month] [day], [year] was __% of the fund's average net assets. For Spartan Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For November 1998, the group fee rate was __% for Spartan Municipal Income. The individual fund fee rate is 0.25% for Spartan Municipal Income.
The total management fee for the fiscal year ended November 30, 1998 was __%, after reimbursement, of the fund's average net assets for Spartan Municipal Income.
On [month] [day], [year], [FMR/Strategic Advisers/BT/FIMM] reduced the [management fee/individual fund fee] rate for the [fund/[Name(s) of Fund(s)]] from __% to __%.
FMR pays FIMM for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance. As of _____, approximately __% and __% OF [NAME OF FUND]'s total outstanding shares, respectively, were held by FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].
FUND DISTRIBUTION
FDC distributes each fund's shares.
Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by "_________", independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of recent market conditions and the fund's investment strategies, performance and holdings.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, __________
Spartan, Fidelity Investments and (Pyramid) Design, Fidelity Investments, TouchTone Xpress, Fidelity Automatic Account Builder, Fidelity Money Line, Fidelity On-Line Xpress, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Fidelity GoalPlanner and Fidelity Portfolio Advisory Services are registered service marks of FMR Corp.
Insert item code number __________ MUB-pro-0299

FIDELITY COURT STREET TRUST:
SPARTAN MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                   STATEMENT OF ADDITIONAL INFORMATION SECTION



10                    ...............................         Front Cover Page

11           a        ...................................     Description of the Trust

             b        ...................................     *

12           a        ...................................     Investment Policies and Limitations; Descriptions of the
                                                              Trust

             b, c, d  ...................................     Investment Policies and Limitations

             e        ...................................     **

13           a-d      ...................................     Trustees and Officers

             e        ...................................     *

14                    ...................................     **

15           a        1.................................      Control of Investment Adviser

                      2.................................      Trustees and Officers

                      3.................................      Management Contracts

             b        ...................................     Distribution Services

             c        ...................................     Management Contracts

             d        ...................................     Transfer and Service Agent Agreements

             e, f     ...................................     *

             g        1,2..............................       Distribution Services

                      3.................................      *

                      4-6.............................        Distribution Services

             h        1.................................      *

                      2.................................      Transfer and Service Agent Agreements

                      3.................................      Description of the Trust

                      4.................................      Transfer and Service Agent Agreements

16           a, b     ...................................     **

             c        ...................................     Portfolio Transactions

             d, e     ...................................     **

17           a        ...................................     Description of the Trust

             b        ...................................     *

18           a        ...................................     Additional Purchase, Exchange and Redemption
                                                              Information

             b        ...................................     *

             c        ...................................     Valuation

             d        ...................................     *

19           a        ...................................     Distributions and Taxes

             b        ...................................     **

20           a, b     ...................................     Distribution Services

             c        ...................................     **

21           a        ...................................     *

             b        ...................................     Performance

22                    ...................................     Financial Statements


___________________
* Not Applicable
**To be filed by amendment
SPARTAN(registered trademark) INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF FIDELITY SCHOOL STREET TRUST
SPARTAN MUNICIPAL INCOME FUND
A FUND OF FIDELITY COURT STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 27, 1999
This Statement of Additional Information (SAI) is not a prospectus.
   Portions     of the funds' Annual Reports are    incorporated
herein. The     Annual Reports are supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated February 27, 1999, or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com.
TABLE OF CONTENTS                                         PAGE

Investment Policies and Limitations                       17

Portfolio Transactions                                    22

Valuation                                                 23

Performance                                               23

Additional Purchase, Exchange and Redemption Information  26

Distributions and Taxes                                   27

Trustees and Officers                                     27

   Control of Investment Advisers                         29

Management Contracts                                      29

   Distribution Services                                  32

   Transfer and Service Agent Agreements                  32

Description of the Trusts                                 33

Financial Statements                                      33

Appendix                                                  33

       MUB   -ptb-0299
Insert item code number _____.

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940 (   the
    1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN INTERMEDIATE MUNICIPAL INCOME
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    __    .
INVESTMENT LIMITATIONS OF SPARTAN MUNICIPAL INCOME
 THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    __    .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       BORROWING.    Each fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
       CASH MANAGEMENT.    A fund can hold uninvested cash or can
invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
       CENTRAL CASH FUNDS    are money market funds managed by FMR or
its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds. FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are
valued.    Difficulty in selling securities may result in a loss or
may be costly to a fund.     Under the supervision of the Board of
Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a
market    and     (4) the nature of the security    and the market in
which it trades     (including any demand,    put     or tender
features, t   he mechanics and other requirements for transfer, any
letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.
I   NVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of
principal,    or may be in default.     These securities are often
considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
       MUNICIPAL INSURANCE.    A municipal bond may be covered by
insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
   Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.
   Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
   Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
   FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
   PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.
   Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.
   Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
   Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance
limitations.    If a municipality stops making payments or transfers
its obligations to a private entity, the obligation could lose value or become taxable.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event
of a bankruptcy.    Proposals to restrict or eliminate the federal
income tax exemption for interest on municipal securities are
introduced before Congress     from time to time. Proposals also may
be introduced before state legislatures that would affect the state
tax treatment    of a     municipal fund's distributions. If such
proposals were enacted, the availability of municipal securities and
the    value of a municipal fund's holdings would be affected and the
Trustees would reevaluate the fund's investment objectives and
policies    . Municipal bankruptcies are relatively rare, and certain
provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
       EDUCATION.    In general, there are two types of
education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
       HEALTH CARE.    The health care industry is subject to
regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
       HOUSING.    Housing revenue bonds are generally issued by a
state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
       TRANSPORTATION.    Transportation debt may be issued to finance
the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
       WATER AND SEWER.    Water and sewer revenue bonds are often
considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
       PUT FEATURES    entitle the holder to sell a security back to
the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.
REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
REPURCHASE AGREEMENTS    involve an agreement to purchase a security
and to sell that security back to the original seller at an
agreed-upon price.     The resale price reflects the purchase price
plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to
the sale price plus the accrued incremental amount.    The value of
the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or
becomes insolvent.     The funds will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES    are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted securities     generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered
public offering. Where registration is required,    the holder of a
registered security     may be obligated to pay all or part of the
registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop,
   the holder     might obtain a less favorable price than prevailed
when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of fund assets and    a
fund's yield an    d may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    Issuers may employ various
forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided
by entities such as banks and other financial institutions.     FMR
may rely on its evaluation of the credit of    the credit or liquidity
enhancement provider     in determining whether to purchase a security
supported by    such enhancement.     In evaluating the credit of a
foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that
might affect its ability to honor its commitment.    Changes in the
credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
   TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS
involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of
transaction orders for other investment companies and    investment
    accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness
of any commissions;    and, if applicable, arrangements for payment of
fund expenses.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
   Each fund     may execute portfolio transactions with
broker-dealers who provide research and execution services to the
   fund     or other    investment     accounts over which FMR or its
affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends,
portfolio strategy, and performance of    investment     accounts; and
effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a fund     may be useful to FMR in rendering
investment management services to    that fund     or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to    a fund    . The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund may pay a broker-dealer     commissions for agency transactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause    a     fund to pay such higher
commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of
a particular transaction or FMR's overall responsibilities to    that
fund     or its other clients. In reaching this determination, FMR
will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and
other firms that have provided such assistance.     FMR may use
research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for    investment     accounts which they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The Trustees of each fund     periodically review FMR's performance
of its responsibilities in connection with the placement of portfolio
transactions on behalf of the    fund     and review the commissions
paid by    the     fund over representative periods of time to
determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended December 31,    1998 and 1997     and
November 30,    1998 and 1997    , the portfolio turnover rates were
___% and 22%, respectively, for Spartan Intermediate Municipal Income and __% and 31%, respectively for Spartan Municipal Income.
For the fiscal years ended December    1998    , 1997 and 1996, and
November    1998    , 1997 and 1996, Spartan Intermediate Municipal
Income and Spartan Municipal Income paid no brokerage commissions.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently from those
of other funds managed by FMR or    investment     accounts managed by
FMR affiliates. It sometimes happens that the same security is held in
the portfolio of more than one of these funds or    investment
    accounts. Simultaneous transactions are inevitable when several
funds and    investment     accounts are managed by the same
investment adviser, particularly when the same security is suitable
for the investment objective of more than one fund or    investment
    account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
   The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
   A fund     may quote performance in various ways. All performance
information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
   In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment
alternatives. However,    a     fund's yield fluctuates, unlike
investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market
rates, and in periods of rising interest rates    a     fund's yield
will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields
than the balance of the fund's holdings, thereby reducing    a
    fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
   The tax-equivalent yield of a fund     is the rate an investor
would have to earn from a fully taxable investment before taxes to
equal    a     fund's tax-free yield. Tax-equivalent yields are
calculated by dividing a fund's yield by the result of one minus a
   specified     federal income tax rate. If only a portion of a
fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on
effective yield under federal income tax laws for    1999    . It
shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of
hypothetical    federally     tax-exempt obligations yielding from
_% to _    %. Of course, no assurance can be given that a fund will
achieve any specific tax-exempt yield. While    a fund invests
principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

                               1999 TAX RATES AND TAX-EQUIVALENT YIELDS
                               Federal   If individual tax-exempt yield is:

Taxable Income*                Marginal  %                                   %   %   %   %   %    %    %

Single Return    Joint Return  Rate**    Then taxable-equivalent yield is

$                $                       %                                   %   %   %   %   %    %    %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
   A     fund may invest a portion of its assets in obligations that are subject to federal income tax. When a fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a
stated period.    A cumulative return reflects actual performance over
a stated period of time.     Average annual returns are calculated by
determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year
performance of    a     fund.
In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a total return calculation produces a
higher return figure.     Returns, yields and other performance
information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's    NAVs    ,
adjusted    NAVs    , and benchmark indexes may be used to exhibit
performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for each fund.
HISTORICAL FUND RESULTS. The following table shows each fund's yield,
tax-equivalent yield and return for    the fisca    l periods ended
December 31,    1998     and November 30,    1998    , as applicable.
The tax-equivalent yield for    each fund     is based on a    __    %
federal income tax rate. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                                Average Annual Returns                Cumulative Returns

                       Thirty-/Sev  Tax-        One                     Five   Ten    One                 Five   Ten
                       en-Day       Equivalent  Year                    Years  Years  Year                Years  Years
                       Yield        Yield



Spartan Intermediate    %            %           %                       %      %      %                   %      %
Municipal Income

Spartan Municipal       %            %           %                       %      %      %                   %      %
Income


Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.
Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's yield and tax equivalent yield would have been ___% and __% respectively, for Spartan Intermediate Municipal Income and ___% and ____%, respectively, for Spartan Municipal Income.
The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the past 10 fiscal years ended
   1998    , assuming all distributions were reinvested.    Returns
are based on past results and are not an indication of future
performance.     Tax consequences of different investments have not
been factored into the figures below.
During the 10-year period ended December 31,    1998    , a
hypothetical $10,000 investment in Spartan Intermediate Municipal
Income would have grown to    $______.

SPARTAN INTERMEDIATE MUNICIPAL INCOME                                                   INDEXES

Fiscal Year                            Value of    Value of       Value of       Total  S&P 500  DJIA  Cost of
Ended                                  Initial     Reinvested     Reinvested     Value                 Living
                                       $10,000     Dividend       Capital Gain
                                       Investment  Distributions  Distributions







1998                                   $           $              $              $      $        $     $

1997                                   $           $              $              $      $        $     $

1996                                   $           $              $              $      $        $     $

1995                                   $           $              $              $      $        $     $

1994                                   $           $              $              $      $        $     $

1993                                   $           $              $              $      $        $     $

1992                                   $           $              $              $      $        $     $

1991                                   $           $              $              $      $        $     $

1990                                   $           $              $              $      $        $     $

1989                                   $           $              $              $      $        $     $


Explanatory Notes: With an initial investment of $10,000 in Spartan
Intermediate Municipal Income on January 1,    1989    , the net
amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   ______    . If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   ______     for dividends and $   _____     for capital gain
distributions.
During the 10-year period ended November 3   0, 1998,     a
hypothetical $10,000 investment in Spartan Municipal Income would have
grown to $   ____.

SPARTAN MUNICIPAL INCOME                                                   INDEXES

Fiscal Year               Value of    Value of       Value of       Total  S&P 500  DJIA  Cost of
Ended                     Initial     Reinvested     Reinvested     Value                 Living
                          $10,000     Dividend       Capital Gain
                          Investment  Distributions  Distributions







1998                      $           $              $              $      $        $     $

1997                      $           $              $              $      $        $     $

1996                      $           $              $              $      $        $     $

1995                      $           $              $              $      $        $     $

1994                      $           $              $              $      $        $     $

1993                      $           $              $              $      $        $     $

1992                      $           $              $              $      $        $     $

1991                      $           $              $              $      $        $     $

1990                      $           $              $              $      $        $     $

1989                      $           $              $              $      $        $     $


Explanatory Notes: With an initial investment of $10,000 in Spartan
Municipal Income on December 1,    1988    , the net amount invested
in fund shares was $10,000. The cost of the initial investment ($10,
000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   _____    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   _____ f    or
dividends and $   ______ f    or capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When
comparing these    indexes    , it is important to remember the risk
and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    A fund may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.
A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index.
Unlike a fund's returns, however,    each index's     returns do not
reflect brokerage commissions, transaction fees, or other costs of
investing directly in the securities included in the index   (es).
Each fund may compare    its performance     to the Lehman Brothers
Municipal Bond Index,    a market capitalization-weighted index
for investment-grade municipal bonds with maturities of    one year or
more.     In addition, Spartan Intermediate Municipal Income may
compare its performance to that of the Lehman Brothers 1-17 Year
Municipal Bond Index,    a market capitalization-weighted index
for investment-grade municipal bonds with maturities between one and 17 years. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
A    bond     fund may compare and contrast in advertising the
relative advantages of investing in a mutual fund versus an individual
municipal bond. Unlike    municipal bond     mutual funds, individual
municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk
of a mutual fund that invests in many different securities.    The
sales     charges of many    municipal bond     mutual funds are lower
than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility
seek to compare    a     fund's historical share price fluctuations or
returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific
periods of time. Each point on the momentum indicator represents    a
    fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31,    1998    , FMR advised over $   __     billion in
municipal fund assets, $   __     billion in taxable fixed-income fund
assets, $__ billion in money market fund assets, $   ___     billion
in equity fund assets, $   __     billion in international fund
assets, and $   ___     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings,    a     fund may compare its
total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are
also federally tax-exempt. Short-term capital gains are    taxable as
dividends,     but do not qualify for the dividends-received
deduction.
Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Spartan Municipal Income's policy of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.
A portion of the gain on municipal bonds purchased    at     market
discount after April 30, 1993    is     taxable to shareholders as
   ordinary income    , not as capital gains.    Dividends
    resulting from a recharacterization of gain from the sale of bonds
purchased    at     market discount after April 30, 1993 are not
considered income for purposes of Spartan Municipal Income's policy of investing so that at least 80% of its income is free from federal income tax.
CAPITAL GAINS DISTRIBUTIONS.    Each fund's capital gains
distributions are federally taxable to shareholders generally as capital gains.
As of December 31,    1998    , Spartan Intermediate Municipal Income
had a capital loss carryforward aggregating approximately $_________. This loss carryforward, acquired as a result of a merger, of which $_______, $_______, and $_______ will expire on December 31, ____,
____, and ____, respectively, is available to offset future capital gains.
As of November 30,    1998    , Spartan Municipal Income had a capital
loss carryforward aggregating approximately $_________. This loss carryforward, acquired as a result of a merger, of which $_______, $_______, and $_______ will expire on November 30, ____, ____, and
____, respectively, is available to offset future capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a
"regulated investment company"    under Subchapter M of the Internal
Revenue Code     so that it will not be liable for federal tax on
income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax
consequences. I   t is up to you or your tax preparer to determine
whether the sale of shares of a fund resulted in a capital gain or
loss or other tax consequence to you.     In addition to federal
income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of
the trusts are listed below.    The Board of Trustees governs each
fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each
fund, and review each fund's performance    . Except as indicated,
each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for
other funds advised by FMR    or its affiliates    . The business
address of each Trustee, Member of the Advisory Board, and officer who
is an "interested person" (as defined in the    1940 Act    ) is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   67    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   55    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   71    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   66    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of National Arts Stabilization    Inc    .,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
    (   1998    ), a Member of the Public Oversight Board of the
American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   65    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board,
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (   52    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   70    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
DWIGHT D. CHURCHILL (   45    ), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (   59    ), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   BART A. GRENIER, (39), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
NORMAN LIND (   42    ), is Vice President of Spartan Intermediate
Municipal Income Fund (1998) and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.
GEORGE FISCHER (   37    ), is Vice President of Spartan Municipal
Income Fund (1998) and other funds advised by FMR. Prior to his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.
ERIC D. ROITER (   50    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (   51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
ST   ANLEY N. GRIFFITH (52), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
JOHN H. COSTELLO (   52    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (   40    ), Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended November 30,    1998     or
for the fiscal year ended December 31, 1998.


COMPENSATION TABLE
Trustees                       Aggregate        Aggregate           Total
and                            Compensation     Compensation        Compensation
Members of the Advisory Board  from             from                from the
                               Spartan          Spartan Municipal   Fund Complex*,A
                               Intermediate     Income[B,]D[,+]
                               Municipal
                               Income[B,]C[,+]

J. Gary Burkhead**             $ 0              $ 0                 $ 0

Ralph F. Cox                   $                $                   $ 214,500

Phyllis Burke Davis            $                $                   $ 210,000

Robert M. Gates***             [$ ]             [$ ]                [$176,000]

Edward C. Johnson 3d**         $ 0              $ 0                 $ 0

E. Bradley Jones               $                $                   $ 211,500

Donald J. Kirk                 $                $                   $ 211,500

Peter S. Lynch**               $ 0              $ 0                 $ 0

William O. McCoy****           [$ ]             [$ ]                [$ 214,500]

Gerald C. McDonough            $                $                   $ 264,500

Marvin L. Mann                 $                $                   $ 214,500

Robert C. Pozen**              [$ 0]            [$ 0]               [$ 0]

Thomas R. Williams             $                $                    $214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
F Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of ________, approximately __% of [Fund Name(s)]'s total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of [Fund Name(s)]'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.
As of _   ________    , the Trustees, Members of the Advisory Board,
and officers of [the/each] fund owned, in the aggregate, less than
   __% of [[each fund/[Fund Name(s)]]'s     total outstanding shares.
As of _________, the following owned of record    or beneficially
5% or more    (up to and including 25%)     of [   [each fund/[Fund
Name(s)]]'s     outstanding shares:
A   s of __________, approximately ____% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; and approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER].
   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
   CONTROL OF INVESTMENT ADVISERS
   FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, Spartan Intermediate Municipal Income pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net
assets throughout the month plus a   n amount equal to     5% of
   the fund's     gross income throughout the month. For this purpose,
gross income includes interest accrued on portfolio obligations, adjusted for amortization of purchase premium, but excludes adjustments for purchase discount on portfolio obligations.
For the services of FMR under the management contract, Spartan Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE           EFFECTIVE ANNUAL FEE RATES

Average Group       Annualized    Group Net       Effective Annual Fee
Assets              Rate          Assets          Rate

 0 - $3 billion     .3700%         $ 0.5 billion  .3700%

 3 - 6              .3400            25            .2664

 6 - 9              .3100            50            .2188

 9 - 12             .2800            75            .1986

 12 - 15            .2500            100           .1869

 15 - 18            .2200            125           .1793

 18 - 21            .2000            150           .1736

 21 - 24            .1900              175        .   1690

 24 - 30            .1800              200        .   1652

 30 - 36            .1750              225        .   1618

 36 - 42            .1700              250        .   1587

 42 - 48            .1650              275        .   1560

 48 - 66            .1600              300        .   1536

 66 - 84            .1550              32    5    .   1514

 84 - 120           .1500              350        .   1494

    120 - 156       .   1450           375        .   1476

 156 - 192          .   1400           400        .   1459

    192 - 228       .   1350           425        .   1443

    228 - 264       .13   0    0       450        .   1427

    264 - 300       .   1275           475        .   1413

    300 - 336       .   1250           500        .   1399

    336 - 372       .   1225           525        .   1385

    372 - 408       .   1200           550        .   1372

    408 - 444       .   1175

    444 - 480       .   1150

    480 - 51    6   .   1125

    Over 516        .   1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   ___     billion of group net assets - the approximate
level for November    1998     - was    __    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   __     billion.
   The individual fund fee rate for Spartan Municipal Income     is
0.25%. Based on the average group net assets of the funds advised by
FMR for November    1998    , the    fund's     annual management fee
rate would be calculated as follows:

                    Group Fee Rate       Individual Fund Fee Rate       Management
                                                                        Fee Rate

Spartan Municipal      0.___    %   +    0.25%                     =       0.___    %
Income


One-twelfth of    the     management fee rate is applied to the fund's
   average net assets f    or the month, giving a dollar amount which
is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.
Fund                                   Fiscal Years Ended  Management Fees
                                       December            Paid to FMR

Spartan Intermediate Municipal Income     1998             $

                                          1997             $

                                          1996             $

Fund                                   Fiscal Years Ended  Management Fees
                                       November            Paid to FMR

Spartan Municipal Income                  1998             $

                                          1997             $

                                          1996             $

   [(dagger)]On [month] [day], 19__, FMR reduced the [management fee/individual fund fee] rate paid by [Name(s) of Fund(s)] from __% to __%.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of
a fund's    operating     expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
During the past three fiscal years, FMR voluntarily agreed to reimburse each fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below shows the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.
The reimbursement arrangement that is in effect for Spartan Intermediate Municipal Income will continue through December 31, 1999, after which time FMR may elect to discontinue it. The reimbursement arrangement that is in effect for Spartan Municipal Income will continue through December 31, 2000, after which time FMR may elect to discontinue it.

               Periods of                                Aggregate      Fiscal Years  Management     Amount of
               Expense Limitation                        Operating      Ended         Fee Before     Management
               From To                                   Expense        December 31   Reimbursement  Fee
                                                         Limitation                                  Reimbursement

Spartan           March 20,           December 31,           0.53    %     1998       $    [*]       $ 0
Intermediate      1998                1999
Municipal
Income

               April 1,            December 31,           0.55%         1997          $ [*]          $
               1997                1997



            Periods of                                Aggregate   Fiscal Years  Management     Amount of
            Expense Limitation                        Operating   Ended         Fee Before     Management
            From To                                   Expense     November 30   Reimbursement  Fee
                                                      Limitation                               Reimbursement

Spartan     October 24,            December 31,        0.53%         1998       $              $
Municipal   1997                   2000
Income

            April 1,            October 23,            0.55%      1997          $              $
            1997                1997


       SUB-ADVISER    On behalf of each fund, FMR has entered into a
sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the funds.
   Under the terms of the sub-advisory agreements for the funds, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
DISTRIBUTION    SERVICES
   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for
expenses incurred in connection with    providing services intended to
result in the sale of fund shares and/or shareholder support services.
    In addition, each Plan provides that FMR, directly or through FDC,
may    pay intermediaries, s    uch as banks, broker-dealers    and
other service-providers, that provide those services.     Currently,
the Board of Trustees has authorized such payments for shares. Payments made by FMR either directly or through FDC to intermediaries for the fiscal year ended [year] amounted to $____ [for [Fund Name]], $____ [for [Fund Name]], and $_____ [for [Fund Name]].
FMR made no payments either directly or through FDC to intermediaries for the fiscal year ended [year].
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of
fund shares    or stabilization of cash flows     may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
   TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with UMB, which is located at 1010 Grand Avenue, Kansas City, Missouri.
Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts    in a qualified state
tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC . Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400%    for fixed-income funds     of the first $500 million of
average net assets and .0200%    for fixed-income funds     of average
net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                                      1998      1997  1996

Spartan Intermediate Municipal Income  $            $     $

Spartan Municipal Income               $            $     $

DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Spartan Intermediate Municipal Income Fund is a fund of Fidelity School Street Trust, an open end management investment company organized as a Massachusetts business trust on
September 10, 1976. Currently, there are    four     funds in the
trust: Spartan Intermediate Municipal Income Fund, Fidelity
International Bond Fund, Fidelity New Markets Income Fund,    and
Fidelity Strategic Income Fund.     Fidelity Municipal Income Fund is
a fund of Fidelity Court Street Trust, an open-end management investment company organized as a Massachusetts business trust on
April 21, 1977. Currently, there are four funds    in     the trust:
Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan New Jersey Municipal Income Fund, and Spartan Florida
Municipal Income Fund.    The Trustees are permitted to create
additional funds in the trusts.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The
underlying assets of each fund    in a trust shall be charged with the
liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.
SHAREHOLDER LIABILITY. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
Each Declaration of Trust provides for indemnification out of each
fund's property of any shareholder    or former shareholder     held
personally liable for the obligations of the fund    solely by reason
of his or her being or having been a shareholder and not because of
his or her acts or omissions or for some other reason.     Each
Declaration of Trust also provides that    each     fund shall, upon
request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which
   a     fund itself would be unable to meet its obligations. FMR
believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest. As a shareholder,    you are entitled     to one vote for
each dollar    of net asset value     that you own.    The voting
rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
Each trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.
FMR, its officers and directors, its affiliated companies, and
   members     of the Board of Trustees may, from time to time,
conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. ____________________ serves as each fund's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the
fiscal year ended December 31,    1998     or November 30,
   1998    , as applicable, and reports of the auditor, are included
in each fund's Annual Report    and     are incorporated herein by
reference.
APPENDIX
Spartan, Fidelity, Fidelity Investments and (Pyramid) Design, and Fidelity Focus are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

FIDELITY COURT STREET TRUST
PART C.  OTHER INFORMATION
Item 23. Exhibits
 (a) Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 55.
 (b)  Bylaws of the Trust are incorporated herein by reference to
Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c)  Not applicable.
 (d) (1) Management Contract between Fidelity High Yield Tax-Free Portfolio (currently known as Spartan Municipal Income Fund) and Fidelity Management & Research Company, dated December 1, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 54.
  (2) Management Contract between Spartan Florida Municipal Income Portfolio (currently known as Spartan Florida Municipal Income Fund) and Fidelity Management & Research Company, dated February 20, 1992, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 53.
  (3) Management Contract between Spartan New Jersey Municipal High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Management & Research Company, dated January 1, 1992, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 54.
  (4) Management Contract between Spartan Connecticut Municipal High Yield Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Management & Research Company, dated January 1, 1992, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 55.
  (5) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Spartan Municipal Income Fund, and Fidelity Investments Money Management, Inc. is filed herein as Exhibit d(5).
 (e) (1) General Distribution Agreement between Fidelity High Yield Municipals (currently known as Spartan Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 54.
  (2) General Distribution Agreement between Fidelity New Jersey Tax-Free High Yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Distributors Corporation, dated August 10, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 54.
  (3) General Distribution Agreement between Fidelity Connecticut Tax-Free Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Distributors Corporation, dated October 15, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 55.
  (4) Amendment to the General Distribution Agreement between Fidelity High Yield Municipals (currently known as Spartan Municipal Income
Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 54.
  (5) Amendment to the General Distribution Agreement between Fidelity New Jersey Tax-Free High yield Portfolio (currently known as Spartan New Jersey Municipal Income Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 54.
  (6) Amendment to the General Distribution Agreement between Fidelity Connecticut Municipal High Yield Portfolio (currently known as Spartan Connecticut Municipal Income Fund) and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 55.
  (7) General Distribution Agreement between Spartan Florida Municipal Income Portfolio (currently known as Spartan Florida Municipal Income
Fund) and Fidelity Distributors Corporation, dated February 20, 1992, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 53.
  (8) Amendments to the General Distribution Agreement between Fidelity Court Street Trust on behalf of Spartan New Jersey Municipal Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to
Exhibit 6(b) of Post-Effective Amendment No. 61.
  (9) Amendment to the General Distribution Agreement between Fidelity Court Street Trust on behalf of Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 61.
 (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (g) (1) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
  (2) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17(File No. 33-43986).
 (h)  Not Applicable.
 (i)  Not Applicable.
 (j)  Not Applicable.
 (k)  Not Applicable.
 (l)  Not Applicable.
 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income Fund (currently known as Spartan Municipal Income Fund) is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 67.
  (2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan New Jersey Municipal Income Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 67.
  (3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Connecticut Municipal Income Fund is incorporated herein by reference as Exhibit 15(c) of Post-Effective Amendment No. 67.
  (4) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Florida Municipal Income Fund is incorporated herein by reference as
Exhibit 15(d) of Post-Effective Amendment No. 67.
 (n)  Not Applicable.
 (o)  Not Applicable.
Item 24. Trusts Controlled by or under Common Control with this Trust The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Item 25. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 26. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.


(2)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
    Contra Way, Merrimack, NH 03054
 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d    Chairman of the Board and Director of FIMM,
                        FMR, FMR Corp., FMR Far East, and FMR
                        U.K.; Chairman of the Executive Committee of
                        FMR; President and Chief Executive Officer of
                        FMR Corp.; Director of Fidelity Investments
                        Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen         President and Director of FMR; Senior Vice
                        President and Trustee of funds advised by FMR;
                        President and Director of FIMM, FMR U.K., and
                        FMR Far East; Previously, General Counsel,
                        Managing Director, and Senior Vice President of
                        FMR Corp.



Fred L. Henning Jr.     Senior Vice President of FIMM; Senior Vice
                        President of FMR and Vice President of
                        Fixed-Income Funds advised by FMR.



Boyce I. Greer          Vice President of FIMM; Senior Vice President
                        of FMR and Vice President of Money Market
                        Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM; Senior Vice President
                        of FMR and Vice President of Bond Funds
                        advised by FMR.



Brian Clancy            Treasurer of FIMM, FMR Far East, FMR U.K.,
                        and FMR and Vice President of FMR.



Jay Freedman            Secretary of FIMM; Clerk of FMR U.K., FMR
                        Far East, FMR Corp. and Strategic Advisers,
                        Inc.; Assistant Clerk of FMR; Secretary of
                        FIMM; Associate General Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FIMM, FMR U.K. and FMR
                        Far East.



Stephen G. Manning      Assistant Treasurer of FIMM, FMR U.K., FMR
                        Far East, and FMR; Vice President and Treasurer of FMR Corp.; Treasurer of Strategic Advisers,
                        Inc.

Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 28. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, UMB Bank, n.a., 1010 Grand Avenue, Kansas City.
Item 29. Management Services
  Not applicable.
Item 30. Undertakings
  Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 74 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17th day of December, 1998.
     Fidelity Court Street Trust
     By /s/Edward C. Johnson 3d, President       (dagger)
          Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(Signature)                                          (Title)                        (Date)
/s/Edward C. Johnson 3d      (dagger)                President and Trustee          December 17, 1998

Edward C. Johnson 3d                                 (Principal Executive Officer)



/s/Richard A. Silver                                 Treasurer                      December 17, 1998

Richard A. Silver



/s/Robert C. Pozen                                   Trustee                        December 17, 1998

Robert C. Pozen



/s/Ralph F. Cox               *                      Trustee                        December 17, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *                      Trustee                        December 17, 1998

Phyllis Burke Davis



/s/Robert M. Gates            **                     Trustee                        December 17, 1998

Robert M. Gates



/s/E. Bradley Jones           *                      Trustee                        December 17, 1998

E. Bradley Jones



/s/Donald J. Kirk             *                      Trustee                        December 17, 1998

Donald J. Kirk



/s/Peter S. Lynch             *                      Trustee                        December 17, 1998

Peter S. Lynch



/s/Marvin L. Mann             *                      Trustee                        December 17, 1998

Marvin L. Mann



/s/William O. McCoy           *                      Trustee                        December 17, 1998

William O. McCoy



/s/Gerald C. McDonough        *                      Trustee                        December 17, 1998

Gerald C. McDonough



/s/Thomas R. Williams         *                      Trustee                        December 17, 1998

Thomas R. Williams


(dagger) Signature affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d  July 17, 1997

Edward C. Johnson 3d


POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates


POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.
/s/Edward C. Johnson 3d                  /s/Peter S. Lynch

Edward C. Johnson 3d                     Peter S. Lynch




/s/J. Gary Burkhead                    /s/William O. McCoy

J. Gary Burkhead                          William O. McCoy

/s/Ralph F. Cox                       /s/Gerald C. McDonough

Ralph F. Cox                             Gerald C. McDonough

/s/Phyllis Burke Davis               /s/Marvin L. Mann

Phyllis Burke Davis                     Marvin L. Mann

/s/E. Bradley Jones                 /s/Thomas R. Williams

E. Bradley Jones                       Thomas R. Williams

/s/Donald J. Kirk
Donald J. Kirk